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PRICEWATERHOUSECOOPERS [LOGO]

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                                                      PricewaterhouseCoopers LLP
                                                      333 Bridge Street, N.W.
                                                      Suite 505
                                                      Grand Rapids MI 49504-5356
                                                      Telephone (616) 458 7700
                                                      Facsimile (616) 454 6375


                         CONSENT OF INDEPENDENT AUDITOR
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We agree to the inclusion in this registration statement of Form S-6 (File
No. 333-65437) of our report, dated February 6, 1998, on our audit of the statutory basis financial statements of Royal Life Insurance Company of America and Subsidiaries as of and for the year ended December 31, 1997. We also consent to the reference to us under the heading "Experts" in this registration statement.


/s/ PricewaterhouseCoopers LLP


April 14, 1999